Exhibit 10.2

Name of Subscriber:

(Please Print Your Name Here)
SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

COMMON STOCK OF MIMEDX GROUP, INC.
MiMedx Group, Inc.
811 Livingston Ct. SE, Suite B
Marietta, GA 30067
Re: Common Stock of MiMedx Group, Inc.
ARTICLE 1
SUBSCRIPTION
Section 1.1 Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase that number of shares of the common stock (the “Stock”) from MiMedx Group, Inc., a Florida corporation (the “Company”), at a purchase price per share of $.60, for an aggregate purchase price in the dollar amount set forth below, on the terms and conditions described in this Subscription and Stock Purchase Agreement (this “Subscription and Stock Purchase Agreement”).

Number of Shares and Dollar Value Of Stock Subscribed For:

Number of Shares:

Dollar Amount of Shares Subscribed for:	$
Section 1.2 Acceptance or Rejection. The undersigned understands that the Company will accept this subscription (and only with respect to it) only after the undersigned has executed and delivered this Subscription and Stock Purchase Agreement, together with the accompanying Warrant (the “Warrant”) and Registration Rights Agreement (the “Registration Rights Agreement”). The undersigned acknowledges that the undersigned may not withdraw this subscription, but that the Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part.
In the event this subscription is rejected in part by the Company, there shall be returned to the undersigned the difference between the subscription amount paid to it and the subscription price allocable to the Stock accepted. In the event this subscription is rejected in its entirety, the subscription amount paid will be promptly returned to the undersigned without deduction and without interest, and this Subscription and Stock Purchase Agreement shall have no force or effect.
Section 1.3 Other Subscription and Stock Purchase Agreements; Closings. The Company has entered into or expects to enter into separate Subscription and Stock Purchase Agreements (the “Other Subscription and Stock Purchase Agreements”) with other purchasers (the “Other Purchasers”), providing for the sale to the Other Purchasers of Stock. This Subscription and Stock Purchase Agreement and the Other Subscription and Stock Purchase Agreements are separate agreements, and the sales of Stock to you and the Other Purchasers are to be separate sales although part of one integrated offering. The certificate(s) evidencing the Stock, the form of Warrant, the Registration Rights Agreement, and a copy of the fully executed Subscription and Stock Purchase Agreement will be delivered to you promptly after the closing.

ARTICLE 2
INVESTOR REPRESENTATIONS, WARRANTIES AND COVENANTS
The undersigned makes the following representations, warranties and covenants with the intent that the same will be relied upon by the Company:
Section 2.1 Information. The undersigned acknowledges that the undersigned has been offered the opportunity to obtain information, to verify the accuracy of the information received by him, her or it and to evaluate the merits and risks of this investment and to ask questions of and receive satisfactory answers concerning the terms and conditions of this investment. The undersigned understands that information regarding the Company is on file with the Securities and Exchange Commission (“SEC”), and the undersigned has reviewed such documents and information as he, she or it has deemed necessary in order to make an informed investment decision with respect to the investment being made hereby. The Company has made its officers available to the undersigned to answer questions concerning the Company and the investment being made hereby. In making the decision to purchase the Stock, the undersigned has relied and will rely solely upon independent investigations made by him, her or it. The undersigned is not relying on the Company with respect to any tax or other economic considerations involved in this investment. Other than as set forth in Article 3 hereof, no representations or warranties have been made to the undersigned by the Company. To the extent the undersigned has deemed it appropriate, the undersigned has consulted with his, her or its own attorneys and other advisors with respect to all matters concerning this investment.
Section 2.2 Not a Registered Offering. The undersigned understands that the Stock to be issued hereunder has not been and is not being registered with the SEC nor with the governmental entity charged with regulating the offer and sale of securities under the securities laws and regulations of the state of residence of the undersigned and are being offered and sold pursuant to the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) promulgated under the 1933 Act by the SEC and limited exemptions provided in the “Blue Sky” laws of the state of residence of the undersigned, and that no governmental agency has recommended or endorsed the Stock or made any finding or determination relating to the fairness for investment of the Stock (including any securities issuable upon conversion thereof) or of the adequacy of the information on file with the SEC or this Subscription and Stock Purchase Agreement. The undersigned is unaware of, and is in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Stock (including any securities issuable upon conversion thereof). The undersigned is purchasing the Stock without being furnished any offering or sales literature or prospectus.
Purchase for Investment. The undersigned is subscribing for the Stock solely for his, her or its own account for investment purposes and not with a view to, or with any intention of, a distribution, sale or subdivision for the account of any other individual, corporation, firm, partnership, limited liability company, joint venture, association or person.
Section 2.3 Investor Status and other Representations. The undersigned represents and warrants that the undersigned is NOT an “accredited investor” as defined in Rule 501(a) of Regulation D under the 1933 Act. However, the undersigned acknowledges that it has been provided the disclosure and information required by Rule 502 of Regulation D under the 1933 Act and the Company makes certain representations, as follows:
(a) Undersigned has received a copy of the Company’s annual report for the most recent fiscal year (Form 10K);
(b) Undersigned has received the information contained in the Company’s most recent Form 10K-A;
(c) A description of the offering is reflected in the Term Sheet, this Subscription and Stock Purchase Agreement, the Warrant and the Registration Rights Agreement;
(d) The Company represents that no material changes in the issuer’s affairs have occurred that are not disclosed in the materials furnished;
(e) All Exhibits on file with the SEC have been made available to the undersigned upon request;

(f) The Company represents that it has provided to the undersigned any other information provided to any accredited investor that has not been disclosed to the undersigned in the above materials;
(g) The Company has given the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering; and
(h) The undersigned acknowledges that it understands that the issued securities have not been registered under the Securities Act of 1933 and cannot be resold unless they are registered or unless an exemption from registration is available.
Section 2.4 Restrictions on Transfer.
(a) The undersigned understands and agrees that because the offer and sale of the Stock subscribed for herein have not been registered under federal or state securities laws, the Stock (including any securities issuable upon conversion thereof) acquired may not at any time be sold or otherwise disposed of by the undersigned unless it is registered under the 1933 Act or there is applicable to such sale or other disposition one of the exemptions from registration set forth in the 1933 Act, the rules and regulations of the SEC thereunder and applicable state law. Other than the Registration Rights Agreement entered into contemporaneously herewith, the undersigned further understands that the Company has no obligation to register the Stock or to permit its sale other than in strict compliance with the 1933 Act, SEC rules and regulations thereunder, and applicable state law. The undersigned recognizes that, as a result of the aforementioned restrictions, there is currently no public market for the Stock subscribed for hereunder. Unless and until the Stock is registered for resale, the undersigned expects to hold the Stock (and any securities issuable upon conversion thereof) for an indefinite period and understands that the undersigned will not readily be able to liquidate this investment even in case of an emergency.
(b) The Stock (and the securities to be issued to the undersigned upon conversion thereof) shall have endorsed thereon legends substantially as follows:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.”
Section 2.5 Investment Risks. The undersigned represents that he, she or it has read and understands all of the “Risk Factors” set forth in the Company’s most recent Form 10-K on file with the SEC. Without limiting the foregoing, the undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Stock. The undersigned recognizes that the Company is a development stage company with an extremely limited financial and operating history, that the development of medical devices is difficult, time consuming, and expensive, and that an investment in the Company involves very significant risks. The undersigned further recognizes that (A) an investment in the Company is highly speculative, (B) an investor may not be able to liquidate his, her or its investment, (C) transferability of the Stock is extremely limited, (D) in the event of a disposition, the investor could sustain a loss of his, her or its entire investment, (E) the Company will require significant additional financing in order to continue its business, (F) the Company has never had any revenues and may not have any significant revenues for the foreseeable future, and (G) the Company may raise additional funds in the future through the sale of equity, and that any such sale below the purchase price paid by the undersigned for the Stock may be on terms to investors that are more favorable than the terms to the undersigned. The undersigned is capable of bearing the economic risks of an investment in the Stock, including, but not limited to, the possibility of a complete loss of the undersigned’s investment, as well as limitations on the transferability of the Stock, which may make the liquidation of an investment in the Stock difficult or impossible for the indefinite future. The undersigned acknowledges that he, she or it has been advised to seek his, her or its own independent counsel from attorneys, accountants and other advisors with respect to an investment in this offering.

Section 2.6 Residence. The undersigned, if a natural person, is a bona fide resident of the state set forth in his or her address on the signature page to this Subscription and Stock Purchase Agreement. The undersigned, if an entity, has its principal place of business at the mailing address set forth on the signature page of this Subscription and Stock Purchase Agreement.
Section 2.7 Investor Information; Survival of Representations and Warranties and Covenants. The representations, warranties, covenants and agreements contained in this Article 2 shall survive the date hereof. Any information that the undersigned is furnishing to the Company in this Subscription and Stock Purchase Agreement is correct and complete as of the date of this Subscription and Stock Purchase Agreement and if there should be any material change in such information prior to his, her or its admission as a shareholder of the Company, the undersigned will immediately furnish such revised or corrected information to the Company.
Section 2.8 Due Organization. If the undersigned is a corporation, partnership or limited liability company, the undersigned is duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Subscription and Stock Purchase Agreement and to perform its obligations hereunder and thereunder.
Section 2.9 Due Authorization. If the undersigned is a corporation, partnership or limited liability company, the execution, delivery and performance by the undersigned of this Subscription and Stock Purchase Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the undersigned.
Section 2.10 Capacity. If the undersigned is an individual, the undersigned has the capacity to execute, deliver and perform this Subscription and Stock Purchase Agreement.
Section 2.11 Enforceability. This Subscription and Stock Purchase Agreement will be, upon its execution and delivery, a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.
Section 2.12 No Conflicts. Neither the execution, delivery or performance by the undersigned of this Subscription and Stock Purchase Agreement, nor the consummation by the undersigned of the transactions contemplated hereby will (A) conflict with or result in a breach of any provision of the undersigned’s certificate of incorporation, bylaws or other organizational documents, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the undersigned is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the undersigned or its properties or assets.
Section 2.13 No Approvals. No filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the undersigned of the transactions contemplated by this Subscription and Stock Purchase Agreement.
Section 2.14 Brokerage Commissions and Finders’ Fees. Neither the undersigned nor anyone acting on the undersigned’s behalf has taken any action which has resulted, or will result, in any claims for brokerage commissions or finders’ fees by any person in connection with the transactions contemplated by this Subscription and Stock Purchase Agreement.

Section 2.16 Market Standstill. Until after the undersigned sells the Stock pursuant to an effective registration statement covering the Stock in accordance with the terms or the Registration Rights Agreement, or pursuant to a transaction exempt from registration, none of the undersigned or its affiliates (as defined in Rule 405 of the 1933 Act, hereinafter “Affiliates”), shall, without the prior written consent of the Company, (a) propose to enter into, directly or indirectly, any merger or business combination involving the Company; (b) make, or in any way participate, directly or indirectly, in any solicitation of “proxies” (as such term is used in Regulation 14A under the Securities Exchange Act of 1934, as amended) to vote or seek to advise or influence any person with respect to the voting of any voting securities of the Company; (c) form, join or in any way participate in a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) with respect to any voting securities of the Company; (d) otherwise act, alone or in concert with others, to seek control or influence the management, Board of Directors or policies of the Company; (e) publicly disclose any intention, plan or arrangement inconsistent with the foregoing, or (f) engage in any “short selling” of the securities of the Company (and the undersigned warrants that it has not heretofore engaged in any short-selling of the stock).
ARTICLE 3
COMPANY REPRESENTATIONS AND WARRANTIES
The Company makes the following representations and warranties with the intent that the same may be relied upon by the undersigned:
Section 3.1 Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Subscription and Stock Purchase Agreement and to perform its obligations hereunder.
Section 3.2 Due Authorization. The execution, delivery and performance by the Company of this Subscription and Stock Purchase Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.
Section 3.3 Enforceability. This Subscription and Stock Purchase Agreement is, or upon its execution and delivery will be, a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.
Section 3.4 No Conflicts. Neither the execution, delivery or performance by the Company of this Subscription and Stock Purchase Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (A) conflict with or result in a breach of any provision of the Company’s certificate of incorporation or by-laws, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the Company is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the Company or its properties or assets.
Section 3.5 No Approvals. Assuming the accuracy of the representations and warranties contained in Article 2, no filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the Company of the transactions contemplated by this Subscription and Stock Purchase Agreement, other than filings under Federal and state securities laws.
ARTICLE 4
MISCELLANEOUS PROVISIONS
Section 4.1 Notices and Addresses. All notices required to be given under this Subscription and Stock Purchase Agreement shall be in writing and shall be mailed by certified or registered mail, hand delivered or delivered by next business day courier. Any notice to be sent to the Company shall be mailed to the principal place of business of the Company or at such other address as the Company may specify in a notice sent to the undersigned in accordance with this Section. All notices to the undersigned shall be mailed or delivered to the address set forth on the signature page to this Subscription and Stock Purchase Agreement or to such other address as the undersigned may specify in a notice sent to the Company in accordance with this Section. Notices shall be effective on the date three days after the date of mailing or, if hand delivered or delivered by next day business courier, on the date of delivery; provided, however, that notices to the Company shall be effective upon receipt.

Section 4.2 Governing Law; Jurisdiction. (A) THIS SUBSCRIPTION AND STOCK PURCHASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES, (B) THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FLORIDA STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE STATE OF FLORIDA, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AND STOCK PURCHASE AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND (C) THE UNDERSIGNED HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH FLORIDA STATE OR FEDERAL COURT. THE UNDERSIGNED FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH COURT AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH COURT ON THE BASIS OF A NON-CONVENIENT FORUM. THE UNDERSIGNED FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE COMPANY SHALL BE BROUGHT IN SUCH COURTS. THE UNDERSIGNED AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AND STOCK PURCHASE AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.
Section 4.3 Assignability. This Subscription and Stock Purchase Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the undersigned and the undersigned acknowledges and agrees that any transfer or assignment of the Stock shall be made only in accordance with all applicable laws.
Section 4.4 Successors and Assigns. This Subscription and Stock Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto, and each of their respective legal representatives and permitted successors.
Section 4.5 Counterparts. This Subscription and Stock Purchase Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.
Section 4.6 Modifications To Be in Writing. This Subscription and Stock Purchase Agreement (together with the Warrant and the Registration Rights Agreement) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and no amendment, restatement, modification or alteration will be binding unless the same is in writing signed by the party against whom any such amendment, restatement, modification or alteration is sought to be enforced.
Section 4.7 Captions. The captions are inserted for convenience of reference only and shall not affect the construction of this Subscription and Stock Purchase Agreement.
Section 4.8 Validity and Severability. If any provision of this Subscription and Stock Purchase Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Subscription and Stock Purchase Agreement, all of which other provisions shall remain in full force and effect.
Section 4.9 Statutory References. Each reference in this Subscription and Stock Purchase Agreement to a particular statute or regulation, or a provision thereof, shall be deemed to refer to such statute or regulation, or provision thereof, or to any similar or superseding statute or regulation, or provision thereof, as is from time to time in effect.
SIGNATURE ON FOLLOWING PAGE

SUBSCRIPTION AND STOCK PURCHASE AGREEMENT
SIGNATURE PAGE
If the subscriber is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or a COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of subscriber(s)	Signature(s) of subscriber(s)

Address:

Date

If the subscriber is a PARTNERSHIP, CORPORATION, LLC or TRUST:

Name of Entity	Federal Taxpayer ID Number

By:

Name:	State of Organization

Title:

Address:

Date

SUBSCRIPTION ACCEPTED AND AGREED TO this  _____  day of  _____  2009.
MiMedx Group, Inc.

By:

	Name:	Michael J. Culumber
	Title:	Chief Financial Officer